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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 1, 1997

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)

      Pennsylvania                    1-977                   25-0877540
      ------------                    -----                   ----------
 (State or other juris-          (Commission File            (IRS Employer
diction of incorporation)            Number)             Identification Number)

Westinghouse Bldg., 11 Stanwix St., Pittsburgh, PA.           15222-1384
---------------------------------------------------           ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (412) 244-2000
                                                     ---------------


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Item 5.  Other Events

         On October 1, 1997, the Registrant issued a press release announcing that it has closed the merger with Gaylord Entertainment Company by which the Registrant will acquire Gaylord's two major cable networks, TNN: The Nashville Network and CMT: Country Music Television. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         Press Release issued by the Registrant on October 1, 1997 is filed as Exhibit 99 to this Report.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTINGHOUSE ELECTRIC CORPORATION
                                                  (Registrant)

                                        By: /s/ ANGELINE C. STRAKA
                                            -----------------------
                                            Angeline C. Straka
                                            Vice President, Secretary
                                            and Associate General Counsel

Date:  October 2, 1997